Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement (this “Agreement”) is entered into as of the 24rd day of September, 2008, by Globetech Environmental, Inc, a Washington corporation, with an address of 7716 W. Rutter Parkway, Spokane, Washington 99208 (the “Debtor”), for the benefit of Globe-Tek, LLC, a Washington limited liability company, with an address of 1362 N. Vista Ct, Spokane, Washington 99212, Tech-Rock, LLC, an Alaska limited liability company, with an address of 1362 N. Vista Ct, Spokane, Washington 99212, and MedRock, LLC, an Alaska limited liability company, with an address of 1362 N. Vista Ct, Spokane, Washington 99212 (collectively the “Secured Party”).

R E C I T A L S:

A.  The Debtor, together with other parties, is executing a Secured Promissory Note for Multiple Advances (“Note”) with a maximum advancement amount of Four Hundred Thousand and no/100 Dollars ($400,000.00)  made payable to GK-Waste, LLC.

B.  Tech-Rock, LLC has previously purchased and paid in full Debtor for three waste sterilization machines, for a total purchase price of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000), but Debtor has not yet paid in full for the manufacture of such machines or delivered such machines to Tech-Rock, LLC.

C.  MedRock, LLC, has previously purchased and paid in full Debtor for two waste sterilization machines, for a total purchase price of One Million Three Hundred Seventy Five Thousand and 00/100 Dollars ($1,375,000), but Debtor has not yet paid in full for the manufacture of such machines or delivered such machines to MedRock, LLC.

D.  GK Waste, LLC, Tech-Rock, LLC, and MedRock, LLC each have the same members.

E.  The Debtor has agreed to grant Secured Party a security interest in all the assets of Debtor to secure (i) payment of the Promissory Note, (ii) manufacture, payment in full, and delivery of the machines to Tech-Rock, LLC, and (iii) manufacture, payment in full, and delivery of the machines to MedRock, LLC

NOW, THEREFORE, the Debtor hereby agrees with the Secured Party as follows:

ARTICLE I.  DEFINITIONS

“Collateral” means all of the Debtor’s rights, title and interest in all of the assets of Debtor both tangible and intangible, including, but not limited to all copyrights, license rights, patent applications (including, but not limited to U.S. Patent Application No. 12/236,061 to Sampson, entitled, “Bio-Waste Sterilizer,” filed September 23, 2008, PCT Patent Application No.PCT/US08/77415 to Sampson, entitled, “Bio-Waste Sterilizer,” filed

September 24, 2008), patents (either derived from the patent applications or otherwise), patent rights, trademarks (including, but not limited to U.S. Trademark Application No. 77/456,397 to Globetech Environmental, Inc., entitled “GT Waste Sterilizer,” filed April 23, 2008), trade names, intellectual property, good will, technical assets, computer programs, engineering, engineering drawings and designs, and all rights to applications for patents or trademarks, and accounts receivable.

“Event of Default” means any Event of Default (as defined in the Promissory Note).

“Obligations” means any and all obligations and liabilities of every nature of the Debtor to the Secured Party arising out of or in connection with the Promissory Note or this Agreement.  The Obligations shall specifically include any and all principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy, would accrue on such obligations), fees, expenses, indemnities or other obligations or liabilities, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created, or incurred, as well as any and all of such obligations or liabilities that are paid, to the extent such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer, or otherwise, together with any and all extensions or renewals of the foregoing.

ARTICLE II.   GRANT OF SECURITY INTEREST

To secure the payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a continuing security interest in the Collateral and assigns the Collateral to the Secured Party.

ARTICLE III.   COVENANTS OF THE DEBTOR

The Debtor shall fully perform each of the covenants set forth below.

3.1   Further Documentation

At its own expense, the Debtor shall execute and deliver any financing statement, any renewal, substitution or correction thereof or any other document; and shall take any such further action as the Secured Party may require in obtaining the full benefits of this Agreement.

3.2   Filing Fees

The Debtor shall pay all costs of filing any financing, continuation or termination statement with respect to the security interest granted herein.

3.3   Liens

Except for any security interest granted by Debtor to its primary lender to secure bank financing, the Debtor will neither create nor permit the creation of any lien, charge, pledge, security interest, encumbrance or other claim or interest in the Collateral without the prior written consent of the Secured Party.

3.4   Disposition of Collateral

The Debtor shall not sell, transfer or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

3.5   Indemnification

The Debtor agrees to pay, and to indemnify the Secured Party and hold the Secured Party harmless from, all liabilities, costs and expenses (including legal fees and expenses) in connection with protecting or realizing on the Collateral, enforcing any rights or remedies of the Secured Party or otherwise arising out of this Agreement.

3.6   Notices

The Debtor will advise the Secured Party promptly in reasonable detail (a) of any lien, charge, pledge, security interest, encumbrance or other claim or interest asserted against any of the Collateral and (b) of the occurrence of any other event that could reasonably be expected to have a material adverse effect on the Collateral.

3.7   Further Assurances

The Debtor agrees to take all actions which the Secured Party may request to perfect or maintain the perfection of the security interest granted herein and the Debtor authorizes the Secured Party to take such actions on behalf of the Debtor, including without limitation filing (including electronic or facsimile filing) financing statements describing the Collateral, which may include descriptions broader than as set forth in this Agreement.  The Debtor agrees that where allowed by law, a carbon, photographic or other reproduction of a financing statement or this Agreement is sufficient as a financing statement.

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES

The Debtor hereby makes the following representations and warranties:

4.1   Title to Collateral

Except for obligations to MAS (as defined in the Note) the Debtor has good and marketable title to all of the Collateral, free and clear of all liens, charges, pledges, security interests, encumbrances or other claims or interests except for any security interest granted to Debtor’s primary lender to secure bank financing.

4.2   No Impairment of Collateral

None of the Collateral shall be impaired or jeopardized because of the security interest granted herein.

4.3   Other Agreements

The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof will not result in the breach of any of the terms, conditions, or provisions of, or constitute a default under, or conflict with or cause any acceleration of any obligation under any agreement or other instrument to which the Debtor is a party or by which the Debtor is bound or result in the violation of any applicable law.

4.4   No Approvals

No approvals of any governmental entity or third party are required in connection with the security interest herein granted.

4.5   Authority

The Debtor has full power and authority to grant to the Secured Party a security interest in the Collateral.

ARTICLE V.   THE SECURED PARTY’S RIGHTS WITH RESPECT TO THE COLLATERAL

5.1   No Duty on the Secured Party’s Part

The Secured Party shall not be required (except at its option upon the occurrence of any Event of Default) to realize upon any Collateral; collect the principal, interest or payment due thereon or exercise any rights or options of the Debtor pertaining thereto; make presentment, demand or protest; give notice of protest, nonacceptance or nonpayment; or do any other thing for the protection, enforcement or collection of any Collateral.  The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.  The Secured Party shall be accountable only for amounts that the Secured Party actually receives as a result of the exercise of such powers; and neither the Secured Party nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder.

5.2   Right to Assign

The Secured Party may assign or transfer the whole or any part of the Obligations and may transfer therewith as collateral security the whole or any part of the Collateral; and all obligations, rights, powers and privileges herein provided shall inure to the benefit of the assignee and shall bind the successors and assigns of the parties hereto.

5.3   Duties Regarding Collateral

Beyond the safe custody thereof, the Secured Party shall not have any duty as to any Collateral in its possession or control, or as to any preservation of any rights of or against other parties.

ARTICLE VI.   THE SECURED PARTY’S RIGHTS AND REMEDIES

6.1   Acceleration; Remedies

(a)  Upon the occurrence of any Event of Default, the Secured Party shall have all rights and remedies available to it under the Promissory Note and this Agreement and any other related documents or agreements or available to it at law or in equity, including without limitation the Uniform Commercial Code.  The Secured Party may proceed to enforce of such rights and remedies or realize on any or all security for the Obligations in any manner or order it deems expedient without regard to any equitable principes of marshaling or otherwise.  No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder and no course of dealing shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege.  The rights and remedies of the Secured Party are cumulative and not exclusive of any rights or remedies that the Secured Party would otherwise have.  No notice to or demand on the Debtor, in any case, shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of the Secured Party to any other or further action in any circumstances without notice or demand.

6.2   Notice of Sale

The Debtor hereby acknowledges and agrees that written notice mailed to the Debtor at the address designated herein ten days prior to the date of public or private sale of any of the Collateral shall constitute commercially reasonable notice.

6.3   Disposition of Collateral

In addition to all other rights and remedies available to the Secured Party upon the occurrence of an Event of Default, the Secured Party may dispose of any of the Collateral at public or private sale in its then present condition or following such preparation and processing as the Secured Party deems commercially reasonable.  The Secured Party has no duty to prepare or process the Collateral prior to sale.  The Secured Party may disclaim warranties of title, possession, quiet enjoyment and the like.  Such actions by the Secured Party shall not affect the commercial reasonableness of the sale.  Further, the Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII.   GENERAL PROVISIONS

7.1   Termination of Agreement

This Agreement shall remain in full force and effect until the Obligations have been fully and finally discharged.

7.2   Severability

If any provision of this Agreement is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement will be interpreted so as best to reasonably effect the intent of the parties hereto.  The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which is mutually agreeable so as to achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.

7.3  Waiver

No waiver by any party of any breach of any provision hereof shall constitute a waiver of any other breach of that or any other provision hereof.

7.4   Assignment

The Debtor may not assign this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the Secured Party.  All rights, powers, privileges and immunities herein granted to the Secured Party shall extend to its successors and assigns and any other legal holder of this Agreement, with full right by the Secured Party to assign and/or sell the same.

7.5   Successors

Subject to the foregoing restrictions on assignment, the rights and obligations of the parties hereto shall inure to the benefit of, and be binding and enforceable upon, the respective successors and assigns of the parties.

7.6   Governing Law; Venue

This Agreement shall be governed by, and interpreted under, the laws of the State of Washington applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law.  The parties hereto hereby agree that any legal suit, action or proceeding arising out of or relating to this Agreement must be instituted in a federal or state court located in the County of Spokane, State of Washington.

7.7   Notices

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to each party at the address (or at such other address for a party as shall be specified by like notice) set forth below provided, however, that notices sent by mail will not be deemed given until received.

“Debtor”

Globetech Environmental, Inc.

7716 W. Rutter Parkway

Spokane, WA  99208

“Secured Party”

GLOBE – TEK, LLC

5312 N. Vista Ct.

Spokane, WA 99212

7.8   Attorney’s Fees

In any action including, without limitation, mediation or arbitration between the parties to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover expenses, including reasonable attorney’s fees.

7.9   Counterparts

This Agreement may be executed in any number of counterparts, each of each of which will be an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

“Debtor”
Globetech Environmental, Inc

/s/ Donald Sampson
By_____________________________________
Donald Sampson, President

“Secured Party”

Globe-Tek, LLC

/s/ Gregory D. Jeffreys
___________________________________________
Gregory D. Jeffreys, Managing Member

Tech-Rock, LLC

/s/ Gregory D. Jeffreys
___________________________________________
Gregory D. Jeffreys, Manager

/s/ Kimberly R. Jeffreys
___________________________________________
Kimberly R. Jeffreys, Manager

MedRock, LLC

/s/ Gregory D. Jeffreys
___________________________________________
Gregory D. Jeffreys, Manager

/s/ Kimberly R. Jeffreys
___________________________________________
Kimberly R. Jeffreys, Manager